UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On October 27, 2010, Sealed Air Corporation (“we” or “our”) issued a press release announcing our financial results for the quarter ended September 30, 2010.  We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation, dated October 27, 2010, announcing our financial results for the quarter ended September 30, 2010 furnished pursuant to Item 2.02 of Form 8-K.

Cautionary Notice Regarding Forward-Looking Statements

Some of the statements made by us in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking, such as those in the press release in the Other Matters section, where we discuss currency fluctuations and outline the benefits that we expect from our Global Manufacturing Strategy, and in the 2010 Outlook and Earnings Guidance section, where we discuss our expected 2010 EPS performance.  These statements include comments as to future events and trends affecting our business, which are based upon our management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside of our control.  Forward-looking statements can be identified by such words as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “should,” “will” and similar expressions.  The following are important factors that we believe could cause our actual results to differ materially from those in our forward-looking statements:  general economic conditions, particularly as they affect packaging utilization; changes in raw material and energy costs and sales terms; currency translation and devaluation effects, including in Venezuela; the success of our growth, profitability and manufacturing strategies and our cost reduction and productivity programs; the effects of animal and food-related health issues; tax rates; and regulatory and legal matters.  You can find a more extensive list and description of these and other such factors under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Non-U.S. GAAP Information

In the exhibit to this Current Report on Form 8-K, we have included several non-U.S. GAAP financial measures, including adjusted EPS, adjusted 2010 EPS guidance, net sales on a “constant dollar” basis, adjusted net earnings, free cash flow and EBIT, EBITDA and Adjusted EBITDA.  We present results and guidance, adjusted to eliminate the effects of specified items that would otherwise be included under U.S. GAAP, to aid in comparisons with other periods or prior guidance.  We may use adjusted EPS, net sales on a constant dollar basis, adjusted net earnings, measures of cash flow and EBITDA figures to determine performance-based compensation.  Our management uses financial measures excluding the effects of foreign currency translation in evaluating operating performance.  Thus, management believes that this information may be useful to investors.  For important information on our use of non-U.S. GAAP financial measures, see the supplementary information included in the exhibit entitled “Reconciliation of U.S. GAAP Diluted Net Earnings per Common Share to Non-U.S. GAAP Adjusted Diluted Net Earnings per Common Share,” “Non-U.S. GAAP Free Cash Flow,” “Reconciliation of Net Earnings Available to Common Stockholders to Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA,” “Components of Change in Net Sales — Business Segments and Other” and “Percentage Changes in Net Sales by Geographic Region.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Mary A. Coventry
	Name:	Mary A. Coventry
	Title:	Vice President

Dated: October 27, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation, dated October 27, 2010, announcing our financial results for the quarter ended September 30, 2010, furnished pursuant to Item 2.02 of Form 8-K